Award Timing Disclosure	12 Months Ended
Apr. 30, 2026
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies Related to the Timing of Equity Compensation

The Company does not grant equity awards in anticipation of the release of material non-public
information or time the release of material
non-public
information based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, the Company does not take material non-public
information into account when determining the timing and terms of such awards. Although the Company does not have a formal policy with respect to the timing of our equity award grants, the Remuneration Committee has historically granted such awards on a predetermined annual schedule.
In fiscal year 2026, the Company did not grant new awards of stock options, stock appreciation rights, or similar option-like instruments to the named executive officers.

Award Timing Predetermined	true
Award Timing MNPI Considered	false